United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 9, 2024

SUNation Energy Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware

(State Or Other Jurisdiction Of Incorporation)

001-31588	41-0957999
(Commission File Number)	(I.R.S. Employer Identification No.)

171 Remington Boulevard Ronkonkoma, NY	11779
(Address of Principal Executive Offices)	(Zip Code)

(631) 750-9454

Registrant’s Telephone Number, Including Area Code

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value, $.05 per share	SUNE	The Nasdaq Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Chief Executive Officer Employment Agreement

On December 10, 2024, SUNation Energy, Inc. (the “Company”) announced that the Board of Directors of the Company (the “Board”) has determined to appoint its interim Chief Executive Officer, Scott Maskin, as the permanent Chief Executive Officer (“CEO”) of the Company, effective December 10, 2024. As previously announced on our Current Report on Form 8-K on May 23, 2024, Mr. Maskin was appointed and has served as the Interim CEO since May 17, 2024, and will remain a member of the Board.

In connection with his appointment as the permanent CEO, the Company and Mr. Maskin have entered into a written employment agreement (the “CEO Employment Agreement”) for an initial three-year term, which provides for the following compensation terms for Mr. Maskin: the CEO will receive a base annual salary of $295,000 (“Base Salary”), and Mr. Maskin shall be eligible for the potential bonus of up to fifty percent of his Base Salary, the latter of which is discretionary based on goals established by the Company’s Board and may be changed from time to time.

In addition, Mr. Maskin shall be entitled to participate in all employee benefit plans or programs offered by the Company to all its employees, subject to the eligibility requirements and terms of such plans or programs. Upon termination under the terms of the CEO Employment Agreement, Mr. Maskin shall be entitled to receive his Base Salary owed through the termination date, reimbursement of reasonable unpaid expenses incurred through such termination date.

The CEO Employment Agreement also provides for certain payments and benefits in the event of a termination of his employment under specific circumstances. If, during the term of the CEO Employment Agreement, his employment is terminated by the Company other than for “cause,” death or disability or by Mr. Maskin for “good reason” (each as defined in his agreement), he would be entitled to (i) pay or provide the Employee the benefits itemized in the CEO Employment Agreement, subject to the his signing and not rescinding a release of claims in a form acceptable to the Company, and he strictly complies with the terms of the agreement and any other written agreement between Mr. Maskin and the Company or any of its affiliates as of the date any installments described therein is to be paid, the Company shall pay to the CEO as severance pay a total amount equal to one hundred percent of the annual Base Salary as of the date of termination.

Pursuant to his employment agreement, Mr. Maskin has also agreed to customary restrictions with respect to the disclosure and use of the Company’s confidential information, and has agreed that work product or inventions developed or conceived by him while employed with the Company relating to its business is the Company’s property. In addition, during the term of his employment and for the 12 month period following his termination of employment for any reason, Mr. Maskin has agreed not to, among other provisions, (1) perform services on behalf of a competing business which was the same or similar to the types services he was authorized, conducted, offered or provided to the Company, (2) solicit or induce any of the Company’s employees or independent contractors to terminate their employment with the Company, or (3) solicit any actual or prospective customers with whom he had material contact on behalf of a competing business.

Chief Operating Officer Employment Agreement

On December 9, 2024, the Company and Mr. James Brennan entered into a written employment agreement in connection with Mr. Brennan’s employment as Chief Operating Officer (the “COO Employment Agreement”) for an initial three-year term, which provides for the following compensation terms: the COO will receive a base annual salary of $275,000 (“Base Salary”), and Mr. Brennan shall be eligible for the potential bonus of up to forty percent of his Base Salary, the latter of which is discretionary based on goals established by the Company’s Board and may be changed from time to time.

In addition, Mr. Brennan shall be entitled to participate in all employee benefit plans or programs offered by the Company to all its employees, subject to the eligibility requirements and terms of such plans or programs. Upon termination under the terms of the COO Employment Agreement, Mr. Brennan shall be entitled to receive his Base Salary owed through the termination date, reimbursement of reasonable unpaid expenses incurred through such termination date.

The COO Employment Agreement also provides for certain payments and benefits in the event of a termination of his employment under specific circumstances. If, during the term of the COO Employment Agreement, his employment is terminated by the Company other than for “cause,” death or disability or by Mr. Brennan for “good reason” (each as defined in his agreement), he would be entitled to (i) pay or provide the Employee the benefits itemized in the COO Employment Agreement, subject to the his signing and not rescinding a release of claims in a form acceptable to the Company, and he strictly complies with the terms of the agreement and any other written agreement between Mr. Brennan and the Company or any of its affiliates as of the date any installments described therein is to be paid, the Company shall pay to the COO as severance pay a total amount equal to one hundred percent of the annual Base Salary as of the date of termination.

Pursuant to his employment agreement, Mr. Brennan has also agreed to customary restrictions with respect to the disclosure and use of the Company’s confidential information, and has agreed that work product or inventions developed or conceived by him while employed with the Company relating to its business is the Company’s property. In addition, during the term of his employment and for the 12 month period following his termination of employment for any reason, Mr. Brennan has agreed not to, among other provisions, (1) perform services on behalf of a competing business which was the same or similar to the types services he was authorized, conducted, offered or provided to the Company, (2) solicit or induce any of the Company’s employees or independent contractors to terminate their employment with the Company, or (3) solicit any actual or prospective customers with whom he had material contact on behalf of a competing business.

The foregoing description of each of the Employment Agreements described above are provided as a summary, are not complete and each description is qualified in its entirety by reference to each Employment Agreement, each of which is attached hereto as Exhibits 10.1 and 10.2, respectively and are incorporated by reference herein. A copy of the press release issued by the Company announcing the appointment of Mr. Maskin as the permanent CEO of the Company is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Employment Agreement, dated December 9, 2024, between SUNation Energy Inc. and Scott Maskin.
10.2	Employment Agreement, dated December 9, 2024, between SUNation Energy, Inc. and Jim Brennan.
99.1	Press Release dated May 10, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

Certain information contained in this Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We may in some cases use terms such as “predicts,” “believes,” “potential,” “continue,” “anticipates,” “estimates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “likely,” “will,” “should” or other words that convey uncertainty of the future events or outcomes to identify these forward-looking statements. Our forward-looking statements are based on current beliefs and expectations of our management team that involve risks, potential changes in circumstances, assumptions, and uncertainties, including statements regarding the Company’s intent to file for a hearing before the Panel, our ability to regain compliance with the Nasdaq continued listing requirements, and our financial condition, growth and strategies. Any or all of the forward-looking statements may turn out to be wrong or be affected by assumptions we make that later turn out to be incorrect, or by known or unknown risks and uncertainties. These forward-looking statements are subject to risks and uncertainties including risks related to our ability to regain compliance with Nasdaq’s continued listing requirements or otherwise maintain compliance with any other listing requirement of the Nasdaq Capital Market, including the Minimum Bid Price Requirement, timely file our request for a hearing before the Panel, the potential de-listing of our shares from the Nasdaq Capital Market due to our failure to comply with the Minimum Bid Price Requirement, and the other risks set forth in our filings with the Securities and Exchange Commission, including in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. For all these reasons, actual results and developments could be materially different from those expressed in or implied by our forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which are made only as of the date of this Current Report on Form 8-K. We undertake no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances unless required by law.

SIGNATUREs

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SUNATION ENERGY INC.

	By:	/s/ James Brennan
James Brennan
Chief Operating Officer

Date: December 13, 2024

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